Rule 497(e)

Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

Innovator McKinley Income Fund

(the “Fund”)

Supplement To the Fund’s Prospectus and Statement of Additional Information
Dated March 30, 2017,

as supplemented on May 17, 2017

Dated January 19, 2018

The Board of Trustees (the “Board”) of Innovator ETFs Trust (the “Trust”), based on the recommendation of Innovator Capital Management, LLC (the “Adviser”), the investment advisor to the Fund, a series of the Trust, has determined to close and liquidate the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Trust effective as of the close of business on February 22, 2018.

The Board approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated. Pursuant to the Plan and in anticipation of the Fund’s liquidation, the Fund will be closed to new purchases effective as of the close of business on January 23, 2018. However, any distributions declared to shareholders of the Fund after January 23, 2018 and until the close of trading on the New York Stock Exchange on February 22, 2018 will be automatically reinvested in additional shares of the Fund unless a shareholder specifically requests that such distributions be paid in cash. Although the Fund will be closed to new purchases as of January 23, 2018, you may continue to redeem your shares of the Fund after January 23, 2018, as provided in the Prospectus. Please note, however, that the Fund will be liquidating its assets as of the close of business on February 22, 2018.

Pursuant to the Plan, if the Fund has not received your redemption request or other instruction prior to the close of business on February 22, 2018, the effective time of the liquidation, your shares will be redeemed, and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of February 22, 2018, subject to any required withholdings. As is the case with any redemption of fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

Please Keep This Supplement With Your Summary Prospectus, Prospectus and Statement of Additional Information For Future Reference

[ON CHAPMAN AND CUTLER LLP LETTERHEAD]

January 19, 2018

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549

Re:	Innovator ETFs Trust
(File Nos. 333-146827 and 811-22135)

Ladies and Gentlemen:

On behalf of Innovator ETFs Trust (the “Trust”), pursuant to the requirements of Rule 497 of the General Rules and Regulations of the Securities Act of 1933, as amended, we are submitting one copy of a supplement, in the form of a sticker, to the prospectus and statement of additional information of Innovator McKinley Income Fund, a series of the Trust.

If you have questions or comments, please telephone the undersigned at (312) 845- 3273.

Very truly yours,

Chapman and Cutler llp

By:	/s/ Walter L. Draney
Walter L. Draney

Enclosures